Citizens South Banking Corporation

KBW Community Bank

Investor Conference

New York, New York

July 29, 2009

Forward Looking Statements

    Statements contained in this presentation, which are
not historical facts, are forward looking statements.  The
Company’s senior management or directors may from
time to time make public forward looking statements
concerning matters herein.  Such forward looking
statements are estimates reflecting the best judgment of
senior management or the directors based on current
information. A number of factors that could affect the
accuracy of such forward looking statements are
identified in the public filings made by the Company with
the Securities and Exchange Commission on Forms 10-Q
and 10-K.  The Company undertakes no obligation to
publicly revise any forward looking statements to reflect
events and circumstances that may arise after the date
hereof. There can be no assurance the such factors will
not affect the accuracy of such forward looki
ng statements.

Overview of Presentation

Corporate Profile

Charlotte Market Data

Stock / Financial Information

CSBC Business Strategy

Historical Financial Performance

Why own CSBC stock?

Corporate Profile

Founded in 1904

Converted from a Mutual in 1998

Two acquisitions since 2001

Fifteen full-service offices and
one LPO in the Charlotte Region

Assets exceeding $800 million

Executive Management Team

    Experience          Prior Employer

Kim S.  Price                           27        First Nat’l Bank / FHLB

               President & CEO

Gary F. Hoskins           22        FHLB Atlanta / OTS

              Chief Financial Officer

Michael R. Maguire      28        First Union Nat’l Bank

Chief Credit Officer

Daniel M. Boyd, IV       24        Wachovia / First Gaston

               Chief Operating Officer

Paul L. Teem, Jr.            25        Citizens South Bank

              Chief Administrative Officer

IREDELL
COUNTY
ROWAN
COUNTY
GASTON COUNTY
MECKLENBURG COUNTY
Charlotte
YORK
COUNTY
UNION
COUNTY
North Carolina
South Carolina

CITIZENS SOUTH
Your Bank For Life™

Market Area

Charlotte Region

326 *Fortune* 500 Companies Represented in Charlotte

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FORTUNE
HUNDRED

A major indicator of a city's economic strength and stability is the presence of *Fortune* 500 operations. The *Fortune* 500 list is compiled each year by *Fortune* magazine by ranking the annual revenues of large national and multinational corporations that are headquartered in the United States. Revenue does not have a direct relationship with profits or market value, but the list is a quantitative symbol of the scope, power, and size of a particular company.

The companies on the *Fortune* 500 list represent a broad range of industries and are usually diverse with partnerships and alliances from multiple business entities. It is no surprise that metro areas find it attractive to recruit these companies' headquarters due to the potential capital and labor investment and the extent of secondary investment. These headquarters also give global recognition to the city as a major center of business activity and contribute greatly to corporate giving for arts, education, and cultural amenities in an area.

Charlotte Area's *Fortune* 500 Headquarters

Name	Revenue	Rank
Bank of America (Banking)	$113.1 billion	9
Lowe's (Retail)	$48.2 billion	48
Nucor (Metals)	$23.7 billion	106
Duke Energy (Utilities)	$13.2 billion	204
Sonic Automotive (Automotive Retailing)	$7.5 billion	337
Family Dollar (Retail)	$7.0 billion	359
Goodrich Corp. (Aerospace and Defense)	$7.1 billion	354
SPX (Electronics)	$6.1 billion	402

Fortune 500 Companies in Charlotte

Metro Area	April 2009	Change from March	Year-over-year change ↑
Denver	122.17	1.5%	-4.9%
Dallas	114.39	1.7%	-5.0%
Boston	146.45	0.4%	-7.7%
Charlotte	118.69	-0.5%	-10.0%
Cleveland	98.07	1.2%	-10.5%
New York	170.33	-1.7%	-12.5%
Atlanta	105.36	0.3%	-14.8%
Portland	146.85	-0.6%	-16.0%
Seattle	149.38	0.2%	-16.8%
Washington	167.3	0.8%	-16.9%
Chicago	122.3	0.0%	-18.7%
San Diego	144.43	-0.1%	-20.0%
Los Angeles	159.37	-0.9%	-21.3%
Tampa	140.41	-0.7%	-21.3%
Minneapolis	108.63	-0.7%	-22.1%
Detroit	69.92	-1.5%	-25.4%
Miami	145.77	-2.0%	-27.3%
San Francisco	118.46	0.6%	-28.0%
Las Vegas	112.39	-3.5%	-32.2%
Phoenix	104.45	-2.2%	-35.3%

Source: Standard & Poor's and FiservData

Housing Prices by Metro Area

Home Prices Continue Descent
U.S. home prices continued their multiyear tumble in April in the 20 metro areas tracked by the S&P/Case-Shiller home-price index. The index has a base value of 100 in January 2000. The map shows year-over-year price decreases; click on a city to see regional pricing information.
Seattle -16.8%
Portland -16.0%
San Francisco -26.0%
Las Vegas -32.2%
Los Angeles -21.3%
Phoenix -35.3%
San Diego -20.0%
Denver -4.9%
Dallas -5.0%
Minneapolis -22.1%
Chicago -18.7%
Detroit -25.4%
Cleveland -10.5%
Boston -7.7%
New York -12.5%
Washington D.C. -16.9%
Charlotte -10.0%
Atlanta -14.8%
Tampa -21.3%
Miami -27.3%
Charlotte
Charlotte
20 City Composite
20
0
10
0
Jan-00
May-02
Sep-04
Jan-07
3/20
Source: Standard & Poor's & Fiserv/Data

Historical Housing Prices

Deposit Market Share

Counties Where Citizens South has a Branch Office

          Gaston, Rowan, Iredell, & Union Counties

                           As of June 30, 2008

* = Recently merged

100.00%

$9,510,867

243

Total Deposits - All CSB Counties

25.06%

$2,383,354

86

All other institutions

2.51%

$239,120

6

Yadkin Valley B&T Co.

10

2.53%

$240,365

6

American Community (Yadkin)  *

9

3.79%

$360,569

11

Community One Bank

8

3.81%

$362,501

8

Fifth Third Bank  (First Charter)  *

7

3.96%

$376,291

9

Farmers and Merchants Bank

6

5.64%

$536,151

16

SunTrust Bank

5

6.18%

$587,437

15

Citizens South Bank

4

9.74%

$926,374

23

Bank of America

3

15.75%

$1,497,913

29

Branch Banking and Trust Co.

2

21.04%

$2,000,792

34

Wachovia Bank (Wells Fargo)  *

1

Market %

Deposits

Branches

Financial Institution

Rank

Source: FDIC

Deposit Market Share

Charlotte Metropolitan Area

         As of June 30, 2008

Source: FDIC

100.00%

$108,994,464

432

Total Deposits - Charlotte MSA

2.07%

$2,256,992

79

All other institutions

0.16%

$173,483

4

Bank of Granite

15

0.16%

$179,029

5

Community One Bank

14

0.21%

$230,503

6

South Carolina B&T (Scottish)  *

13

0.22%

$242,796

1

Park Sterling Bank

12

0.27%

$296,063

2

First Trust Bank

11

0.33%

$362,960

10

American Comm Bank  (Yadkin) *

10

0.34%

$373,534

11

Citizens South Bank

9

0.36%

$389,800

4

New Dominion Bank

8

0.71%

$776,149

18

RBC Bank USA

7

0.80%

$875,475

31

First Citizens B&T Co.

6

1.09%

$1,188,163

35

SunTrust Bank

5

1.69%

$1,846,996

34

Fifth Third Bank (First Charter)  *

4

3.15%

$3,438,361

55

Branch Banking and Trust

3

19.13%

$20,848,398

57

Bank of America

2

69.28%

$75,515,762

80

Wachovia Bank (Wells Fargo)  *

1

Market %

Deposits

Branches

Financial Institution

Rank

* = Recently merged

Institution Name	Balance Sheet & Capital Assets ($000)	Loans/ Deposits	Tangible Equity/ Assets	Tangible C. Equity/ Assets	Leverage Ratio	Total Capital Ratio	Asset Quality LTM Net C/O's/ Avg Loans	NPAs/ Assets	Texas Ratio	Reserves/ NPAs	Reserves/ Loans	LTM Dividend Payout Ratio
First Bancorp ^	$ 3,615,550	106.17 %	7.15 %	5.44 %	8.89 %	11.91 %	0.28 %	1.66 %	23.65 %	71.36 %	1.46 %	55.1 %
SCBT Financial Corporation *	2,839,584	106.54	7.67	7.67	9.47	13.73	0.43	1.07	14.34	105.81	1.37	54.0
First Community Bancshares, Inc. ^ *	2,356,807	82.04	8.50	6.71	11.91	15.23	0.55	0.63	13.26	119.49	1.30	840.0
Yadkin Valley Financial Corporation ^	2,172,762	95.76	7.10	5.30	8.84	11.00	0.42	1.49	20.55	126.68	2.27	NM
FNB United Corp.	2,154,026	98.56	6.43	4.16	8.98	12.51	1.24	5.68	101.81	31.53	2.36	NM
NewBridge Bancorp	2,136,621	91.87	7.88	5.49	9.10	12.24	1.42	3.25	45.88	59.09	2.60	NM
Southern Community Financial Corporation	1,789,734	97.69	7.67	5.39	9.96	13.69	0.52	1.73	26.85	62.20	1.48	NM
Capital Bank Corporation	1,665,611	95.23	8.37	5.97	10.01	13.07	0.43	1.95	27.65	56.81	1.45	NM
BNC Bancorp	1,590,532	78.10	5.76	3.91	7.34	12.04	0.70	1.12	23.55	81.48	1.44	12.2
Bank of Granite Corporation	1,164,369	90.46	5.99	5.99	6.07	8.50	2.22	5.23	63.73	43.52	2.86	NM
Crescent Financial Corporation	1,092,345	107.66	8.42	6.29	9.45	13.45	0.25	1.69	22.86	75.21	1.76	0.0
Peoples Bancorp of North Carolina, Inc.	1,000,316	103.74	10.01	7.58	11.77	14.81	0.46	1.54	17.59	78.10	1.55	54.1
American National Bankshares Inc.	829,478	92.39	9.62	9.62	12.66	17.48	0.25	0.74	7.23	127.08	1.37	86.0
Median	**$ 1,789,734**	**95.76 %**	**7.67 %**	**5.97 %**	**9.45 %**	**13.07 %**	**0.46 %**	**1.66 %**	**23.55 %**	**75.21 %**	**1.48 %**	**54.1 %**
Low	*829,478*	*78.10*	*5.76*	*3.91*	*6.07*	*8.50*	*0.25*	*0.63*	*7.23*	*31.53*	*1.30*	*0.0*
High	*3,615,550*	*107.66*	*10.01*	*9.62*	*12.66*	*17.48*	*2.22*	*5.68*	*101.81*	*127.08*	*2.86*	*840.0*
Citizens South Banking Corporation	**$ 851,390**	**101.02 %**	**9.04 %**	**6.54 %**	**10.09 %**	**13.07 %**	**0.25 %**	**1.17 %**	**17.46 %**	**87.68 %**	**1.37 %**	**106.3 %**

LTM Data as of the period ended 3/31/2009

^ Balance Sheet & Capital figures are estimated pro forma for pending acquisitions

** Balance Sheet & Capital figures are estimated pro forma for announced capital offering*

Source: SNL Financial

Peer Group Data

Asset Quality and Pricing Correlation
Price / Tangible Book
500.0%
450.0%
400.0%
350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
< 25.0%
25.0% - 50.0%
50.0% - 75.0%
75.0% - 100.0%
> 100.0%
Texas Ratio

Source: SNL Financial as of 7/17/09
Includes major-exchange traded banks with assets between $1 and $10 billion
Texas ratio defined as non-performing assets and loans 90 days past due as a percentage of tangible common equity and loan loss reserves.

Texas Ratio

On 06-30-09 CSBC had a Texas
ratio of 20.1% and traded at 72.8%
of tangible book

Balance Sheet Data

      06-30-09

Total Assets                               $  836,283

Gross Loans                                $  629,963

Total Deposits                    $  616,233

Common Equity        $    83,609

Preferred Stock          20,548

Total Capital                                  $  104,157

Stock Information

Stock Price (06-30-09)          $  5.15

Price to BV  ($11.11)                                      46.4%

Price to TBV  ($7.07)                           72.8%

2008 EPS Actual                       $  0.42

2009 EPS Consensus                   $ (0.06)

2010 EPS Consensus                   $  0.26

Dividend Yield  ($0.16)                              3.1%

NASDAQ Global Market – CSBC

Selected Financial Ratios

                       06-30-09

Net Interest Margin                                     2.87%

NPA’s / Total Assets                           1.49%

Efficiency Ratio (1)               70.55%

TCE / Tang. Assets                                     6.61%

Total RB-Capital Ratio              14.31%

(1)  Efficiency Ratio excludes gains (losses) on sales of assets, impairment on securities, and FDIC special assessment.

2009 Key Points

Well Capitalized

                            -  14.3 %  Total Risk-based Capital

                            -  13.3 %  Tier 1 Risk-based Capital

                            -  10.4 %  Tangible Capital

Strong Credit Quality Ratios

                            -  1.97 %  NPAs to Loans + OREO

                            -  1.49 %  NPAs to Total Assets

                            -  1.64 %  NPLs to Total Loans

                            -  1.38%  ALLL to Total Loans

Note: Ratios are as of June 30, 2009

Business

7A

Citizens South receives national praise for stimulus program

Gaston's banking $ecret is out

BUSINESS

BUSINESS

Positive Publicity to TARP Utilization

Creation of CPP Mortgage Program

                            - Low Interest Rate

                            - No Closing Costs

                            - CSB Builders / Developers

National Recognition

                            - The Washington Post

                            - NBC Nightly News with Brian Williams

Local Recognition

                            - The Gaston Gazette

                            - The Charlotte Observer

Citizens South Outlook for 2009

Rough Waters Throughout 2009

                            -  High Unemployment

                            -  Continued Real Estate Weakness

Capital is KING!

Asset Quality is Very Important

Smart Growth - Leaner is Better

Citizens South is Well Positioned

                            -  FDIC Assisted Transactions

                            -  Branch Acquisitions

Citizens South Long Term Objectives

Create the Dominant Community
Banking Franchise in the Charlotte
Region

Focus on Gathering Core Deposits

Asset Quality – Job One

Personal Attention to our Customers

Pricing and Growth Discipline

Expense Control Actions

Reduced Budgeted 2009 Operating
Expenses by $1.5 Million, or 7% of 2008
Total Noninterest Expenses

Froze All Executive Salaries

Eliminated Executive Cash Bonuses

Suspended the Bank’s 401-K Match

Expense Control Actions

Reduced Retainer of Holding Company
Directors by 25%

Reduced and Restructured the Capacity
of the Commercial Lending Team

Deferred Current Expansion Plans

Reduced Dividend to Preserve Capital

Consumer
18.8%
1-4 Residential
13.1%
Multifamily
3.2%
Construction
5.9%
Residential A&D
6.9%
Land and lots
6.5%
Owner-occupied CRE
11.8%
Non Owner-occupied
CRE
26.7%
C&I
7.1%

Loan Portfolio Mix

      June 30, 2009

0.9%

$ 1,002

$ 116,562

Consumer Loans

0.2%

$     94

$  44,536

Commercial Business Loans

2.1%

$ 4,473

$ 210,706

Other Commercial RE Loans

0.5%

$     432

$  82,346

Residential Permanent Loans

1.6%

$10,360

$ 629,962

Total Loans

2.2%

$   683

$  31,770

Residential 1-4 Family Rental Property

-

-

$  20,416

Multifamily Property Loans

0.9%

$    379

$  43,231

Residential A & D Loans

4.6%

$ 1,962

$  42,934

Land and Lot Loans

-

-

$  12,416

Commercial Construction Loans

5.3%

$  1,335

$  25,045

Residential Construction Loans

% Portfolio

NPL’s

Balance (000's)

Loan Portfolio (June 30, 2009)

Nonperforming Loans

0.34%
0.53%
0.42%
0.30%
0.69%
1.49%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
6/30/2009

CITIZENS SOUTH
Your Bank For Life

Nonperforming Assets
(as a percentage of total assets)

DDA
24.3%
Time Deposits
56.0%
MMDA
18.0%
Savings
1.6%

Deposit Mix

                                        June 30, 2009

Note: Brokered CDs totaled $99,000

CITIZENS SOUTH
Your Bank For Life

12.5% CAGR
$159,782
$213,564
$224,200
$243,706
$236,710
$271,392
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
6/30/2009
$300,000
$275,000
$250,000
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
(in thousands)

Total Core Non-Time Deposits

2.98%
3.26%
3.33%
3.14%
2.91%
2.87%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
6/30/2009

CITIZENS SOUTH
Your Bank For Life

Net Interest Margin

Why Own CSBC Stock?

Capital Strength

Solid Asset Quality

Strong Core Deposit Franchise

Market Share Strength

Experienced Management Team

Opportunistic Position

Attractive Valuation

We appreciate your interest
in Citizens South Banking
Corporation.

Thank You

30